[ALL-STAR GROWTH FUND(SM) LOGO]
[GRAPHIC]
SECOND QUARTER REPORT 2001


LIBERTY ALL-STAR GROWTH FUND, INC.                      A BRIGHTER WAY TO INVEST

LIBERTY ALL-STAR GROWTH FUND, INC.

FUND STATISTICS AND PERFORMANCE     2ND QUARTER 2001        YEAR-TO-DATE
--------------------------------------------------------------------------------
Period End Net Asset Value (NAV)           --                   $9.40

--------------------------------------------------------------------------------

Period End Market Price                    --                   $9.59

--------------------------------------------------------------------------------

Period End Premium                         --                   2.0%

--------------------------------------------------------------------------------

Dividends Paid                            $0.24                 $0.50

--------------------------------------------------------------------------------

Market Price Trading Range           $7.95 to $10.28       $7.95 to $10.91

--------------------------------------------------------------------------------

Premium/(Discount) Range             11.4% to (1.6)%      11.4% to (10.2)%

--------------------------------------------------------------------------------

Shares Valued at NAV                      16.0%                (8.7)%

--------------------------------------------------------------------------------

Shares Valued at NAV
with Dividends Reinvested                 16.0%                (8.5)%

--------------------------------------------------------------------------------

Shares Valued at Market Price
with Dividends Reinvested                 14.5%                 7.4%

--------------------------------------------------------------------------------

Lipper Multi-Cap Growth
Mutual Fund Average                       10.0%                (16.3)%

--------------------------------------------------------------------------------

Russell Growth Indices

     Largecap                             8.4%                 (14.2)%

     Midcap                               16.2%                (13.0)%

     Smallcap                             18.0%                 0.0%
--------------------------------------------------------------------------------

Nasdaq Composite Index                    17.4%                (12.5)%

--------------------------------------------------------------------------------

Figures shown for the Fund and the Lipper Multi-Cap Growth Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures shown for the unmanaged Russell Indices and the Nasdaq Composite Index are total returns, including income.

                                                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

FELLOW SHAREHOLDERS:                                                   JULY 2001


There is much to communicate to shareholders this quarter, beginning with the fact that Liberty All-Star Growth Fund performed well over the past three months. Other important matters include announcements of a rights offering that we expect to begin shortly and the proposed acquisition of the asset management businesses of Liberty Asset Management Company's ultimate parent, Liberty Financial Companies, Inc., by Fleet National Bank, an indirect wholly owned subsidiary of FleetBoston Financial Corporation.

     Starting with Fund performance for the quarter, as the table on the facing page shows, the Fund returned 16.0 percent with shares valued at net asset value
(NAV) and 14.5 percent with shares valued at market price with dividends reinvested. These returns are comfortably ahead of the Lipper Multi-Cap Growth Mutual Fund Average, which advanced 10.0 percent for the quarter. In addition, the Fund outperformed an equal weighting of the Russell small, mid, and large capitalization growth indices during the quarter. The blending of those indices resembles the structure of the Fund which is approximately equally weighted across small, mid, and large capitalization growth stocks. The Fund's NAV and market price returns also compare positively on a year-to-date basis.

     Even though growth stocks rebounded nicely during the second quarter, no one is ready to proclaim a victory of the bulls over the bears, as major uncertainties over the economy and corporate profitability remain. However, there is a belief by many that the decline in corporate profits may be bottoming out and that sequential earnings growth will replace the warnings that investors have become accustomed to in recent quarters.

     Turning to Fund business, as authorized by the Board of Directors, an offering to shareholders of rights to purchase additional shares of the Fund is about to get underway. The highlights of the offering are that you will be issued non-transferable rights entitling you to subscribe for one additional share of the Fund for every eight shares you own, with the right to subscribe for additional shares not subscribed for by others in the primary subscription. The Fund is making this offer primarily to encourage long-term investors to increase their investment in the Fund by giving them the opportunity to purchase additional shares at a price below market value and without brokerage commissions. The subscription price will be 95 percent of the lower of the last reported sales price or net asset value on the business day following the expiration of the subscription period.

     The rights offering is subject to the effectiveness of the Fund's registration statement filed with the Securities and Exchange Commission and will be made only by means of a prospectus. When the registration statement becomes effective, it is anticipated that the offering will continue for approximately 30 days after commencing in August.

     Turning to other matters, shareholders may have read through various news media the announcement that the asset management businesses of Liberty Financial Companies, Inc. are being acquired by Fleet National Bank. Liberty Asset Management Company is among the entities being acquired by Fleet National Bank in a transaction that is scheduled to close later this year, subject to customary conditions. Fleet National Bank's parent, FleetBoston Financial Corporation, the seventh-largest financial holding company in the United States, is a diversified financial services company with more than $200 billion in assets. We look forward to joining the FleetBoston Financial family, and will keep shareholders apprised of developments as they occur.

     In closing, I encourage you to read the mid-year review beginning on page 8 in this quarterly report. All three of the Fund's portfolio managers have interesting comments on the state of the equity markets as well as on the strategies they are following in an effort to stay ahead in a challenging environment. Access to top-tier investment managers is one of the primary benefits that Liberty All-Star Growth Fund offers its shareholders, and we are pleased to provide the insights of these leading managers through our quarterly and annual reports.


Sincerely,

/s/ William R. Parmentier, Jr.

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

                                           INVESTMENT GROWTH AS OF JUNE 30, 2001
--------------------------------------------------------------------------------

[CHART]

   NAV +DIVIDENDS      NAV + DIVIDENDS REINV.      TOTAL NAV
       10.83                    10.83                10.83
       11.02                    11.02                11.02
       11.09                    11.09                11.09
       11.38                    11.38                11.38
       11.60                    11.60                11.60
       11.31                    11.31                11.31
       10.67                    10.67                10.67
       11.16                    11.16                11.16
       11.90                    11.90                11.90
       12.01                    12.01                12.01
       12.63                    12.85                12.85
       12.29                    12.48                12.48
       12.88                    13.13                13.13
       12.74                    12.97                12.97
       12.14                    12.33                12.33
       12.49                    12.73                12.73
       13.12                    13.45                13.45
       14.02                    14.51                14.51
       14.93                    15.57                15.57
       14.56                    15.14                15.14
       15.23                    15.95                15.95
       14.73                    15.35                15.35
       14.65                    15.25                15.25
       15.15                    15.88                15.88
       15.09                    15.81                15.81
       16.27                    17.26                17.26
       16.97                    18.15                18.15
       17.14                    18.37                18.37
       16.20                    17.18                17.18
       17.00                    18.27                18.27
       16.30                    17.36                19.09
       13.37                    13.54                14.89
       14.37                    14.87                16.35
       15.38                    16.22                17.84
       15.48                    16.36                17.99
       16.64                    18.02                19.82
       16.78                    18.21                20.03
       15.91                    17.01                18.71
       16.20                    17.47                19.22
       16.78                    18.30                20.13
       16.20                    17.47                19.22
       17.06                    18.78                20.67
       16.48                    17.93                19.73
       15.87                    17.04                18.75
       16.17                    17.53                19.29
       16.85                    18.55                20.41
       16.90                    18.63                20.50
       18.28                    20.87                22.97
       17.60                    19.82                21.81
       18.25                    20.83                22.92
       19.50                    22.93                25.24
       19.23                    22.50                24.76
       18.10                    20.69                22.77
       19.39                    22.85                25.15
       19.07                    22.33                24.57
       19.90                    23.69                26.07
       19.76                    23.54                25.90
       18.95                    22.17                24.39
       16.53                    18.07                19.89
       17.04                    18.97                20.88
       17.45                    19.69                21.67
       15.51                    16.30                17.94
       14.75                    14.95                16.46
       15.95                    17.11                18.84
       15.79                    16.82                18.52
       16.08                    17.34                19.09


Includes Additional Investments
Made Through Rights Offering


Net Asset Value of Shares
Acquired Through
Distribution Reinvestment


Net Asset Value Per Share
Plus Distributions Paid


1. Net asset value (NAV) of one share of the Fund as of 6/30/01 plus distributions paid since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities.

2. To evaluate your investment in the Fund, these values should be used. Each shows how your investment at NAV has fared by reinvesting the Fund's distributions. The upper value includes additional investments made through the rights offering in 1998.


The above chart illustrates the net asset value (NAV) growth of an original share of the Fund since 1996, which is the first full year that Liberty Asset Management Company assumed complete management responsibilities, through June 30, 2001.

     The bottom region of the chart reflects NAV growth assuming all distributions were received in cash and not reinvested back into the Fund. As of June 30, 2001, an original share grew to $16.08 (current NAV of $9.40 plus distributions since 1996 totaling $6.68).

     Moving up the chart, the middle region depicts additional value added through the reinvestment and compounding of distributions. An original share with distributions reinvested grew to $17.34 (1.845 shares times the current NAV of $9.40).

     On one occasion, the Fund allowed the purchase of additional shares of the Fund at a discount through a rights offering. The top region illustrates the additional value added assuming participation in the rights offering and the reinvestment of all distributions. An original share grew to $19.09 (2.031 shares times the current NAV of $9.40).

TABLE OF PER-SHARE VALUES, DISTRIBUTIONS AND REINVESTMENTS
--------------------------------------------------------------------------------

                                                   SHARES          SHARES
                SHARES                           PURCHASED        ACQUIRED        SHARES
               OWNED AT                           THROUGH         THROUGH          OWNED
               BEGINNING   PER SHARE           REINVESTMENT        RIGHTS          AT END
  YEAR         OF PERIOD  DISTRIBUTIONS           PROGRAM         OFFERING        OF PERIOD
----------     --------- --------------        ------------      ---------        ---------
1996(1)          1.000     $   1.02                0.107             --              1.107

 1997            1.107         1.24                0.125             --              1.232

 1998            1.232         1.35                0.159           0.130(3)          1.521

 1999            1.521         1.23                0.188             --              1.709

 2000            1.709         1.34                0.214             --              1.923

 2001
1st Qtr.         1.923         0.26                0.058             --              1.981
2nd Qtr.         1.981         0.24                0.050             --              2.031


                 NAV(2)                  MARKET PRICE  TOTAL MARKET
               PER SHARE     TOTAL NAV    PER SHARE      PRICE OF
                AT END       OF SHARES     AT END         SHARES
  YEAR         OF PERIOD       OWNED      OF PERIOD       OWNED
----------     ---------    ----------   -----------   -----------
1996(1)        $    11.27   $    12.48   $      9.25   $    10.24

 1997               12.89        15.88        11.938        14.71

 1998               13.03        19.82        11.438        17.40

 1999               13.44        22.97        10.813        18.48

 2000               10.86        20.88         9.438        18.15

 2001
1st Qtr.             8.31        16.46          8.59        17.02
2nd Qtr.             9.40        19.09          9.59        19.48

1. Represents the first full year that Liberty Asset Management Company assumed complete management responsibility for the Fund.

2.   Net Asset Value.

3. Rights offering completed in July 1998. One share offered at $12.41 for every 10 shares owned.

DISTRIBUTION POLICY

Liberty All-Star Growth Fund, Inc.'s current policy, in effect since 1997, is to pay distributions on its common stock totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. THE FIXED DISTRIBUTIONS ARE NOT RELATED TO THE AMOUNT OF THE FUND'S NET INVESTMENT INCOME OR NET REALIZED CAPITAL GAINS OR LOSSES. If, for any calendar year, the total distributions required by the 10 percent pay-out policy exceed the Fund's net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in his or her shares. If the Fund's net investment income and net realized capital gains for any year exceed the amount required to be distributed under the 10 percent pay-out policy, the Fund may, at its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

                                   INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

THE FUND'S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION THEY FOCUS ON:

M. A. WEATHERBIE & CO., INC. (SMALL-CAP GROWTH)

Companies with enduring competitive advantages and high, sustainable earnings growth.

TCW INVESTMENT MANAGEMENT COMPANY (MID-CAP GROWTH)

Companies with competitive advantages and superior business models that should result in rapidly growing sales and earnings.

WILLIAM BLAIR & COMPANY, L.L.C. (LARGE-CAP GROWTH)

Companies that have demonstrated consistently high rates of growth and profitability.

MANAGERS' DIFFERING INVESTMENT STYLES ARE
REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of the Fund's multi-managed portfolio. The characteristics are different for each of the Fund's three investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the S&P/BARRA Growth SmallCap, MidCap and LargeCap indices.


PORTFOLIO CHARACTERISTICS                 MARKET CAPITALIZATION SPECTRUM
AS OF JUNE 30, 2001
(UNAUDITED)                               SMALL                    LARGE

                                     S&P/BARRA GROWTH:
                                   ---------------------------
                      SMALLCAP       MIDCAP         LARGECAP         M.A.                         WILLIAM         TOTAL
                      600 INDEX     400 INDEX      500 INDEX      WEATHERBIE         TCW           BLAIR           FUND
                    ------------   ------------   ------------   ------------   ------------   ------------   ------------
Number of Holdings           218            151            154             50             53             30            124

Median Market
Capitalization
(billions)          $        0.8   $        2.5   $       13.3   $        1.6   $        4.7   $       28.5   $        3.8

Average Five-Year
Earnings Per Share
Growth                        11%            15%            20%            25%            29%            28%            28%

Dividend Yield               0.4%           0.5%           1.2%           0.1%           0.1%           0.4%           0.2%

Price/Earnings
Ratio                        22x            27x            29x            30x            32x            37x            32X

Price/Book
Value Ratio                 4.2x           5.6x           7.7x           5.0x           6.8x           6.8x           6.1X

TOP 50 HOLDINGS
--------------------------------------------------------------------------------

   RANK AS     RANK AS                                                 MARKET         PERCENT OF
 OF 6/30/01  OF 3/31/01     SECURITY NAME                           VALUE ($000)      NET ASSETS
      1           1         Bed Bath & Beyond, Inc.                 $    7,639           4.8%
      2           3         Westwood One, Inc.                           5,177           3.2
      3           2         Paychex, Inc.                                3,994           2.5
      4           4         The Home Depot, Inc.                         3,282           2.1
      5          17         Catalina Marketing Corp.                     3,241           2.0
      6           5         American International Group, Inc.           3,191           2.0
      7          11         Concord EFS, Inc.                            3,101           1.9
      8          29         Siebel Systems, Inc.                         2,903           1.8
      9           8         Baxter International, Inc.                   2,790           1.8
     10          12         Fastenal Co.                                 2,676           1.7
     11          23         Microchip Technology, Inc.                   2,620           1.6
     12          18         Xilinx, Inc.                                 2,557           1.6
     13          10         Medtronic, Inc.                              2,531           1.6
     14           9         Family Dollar Stores, Inc.                   2,515           1.6
     15          15         Genentech, Inc.                              2,502           1.6
     16          19         Elan Corp. PLC ADR                           2,489           1.6
     17          14         State Street Corp.                           2,455           1.5
     18           6         Automatic Data Processing, Inc.              2,430           1.5
     19          27         Cognex Corp.                                 2,407           1.5
     20          35         VeriSign, Inc.                               2,394           1.5
     21          20         Intel Corp.                                  2,346           1.5
     22          22         Financial Federal Corp.                      2,308           1.4
     23          64         Clear Channel Communications, Inc.           2,295           1.4
     24          13         Investment Technology Group, Inc.            2,271           1.4
     25          21         Robert Half International, Inc.              2,216           1.4
     26          26         Cintas Corp.                                 2,176           1.4
     27          51         eBay, Inc.                                   2,157           1.4
     28          24         Maxim Integrated Products, Inc.              2,069           1.3
     29          32         Whole Foods Market, Inc.                     1,951           1.2
     30          37         Western Wireless Corp.                       1,949           1.2
     31          48         Andrx Group                                  1,933           1.2
     32          34         Microsoft Corp.                              1,927           1.2
     33          41         Dollar Tree Stores, Inc.                     1,902           1.2
     34          53         The Children's Place Retail Stores, Inc.     1,882           1.2
     35          16         Vodafone Group PLC ADR                       1,844           1.2
     36          55         Telephone and Data Systems, Inc.             1,796           1.1
     37          50         National Instruments Corp.                   1,781           1.1
     38          25         Nokia Corp. ADR                              1,763           1.1
     39          33         Linear Technology Corp.                      1,607           1.0
     40          38         EchoStar Communications Corp.                1,605           1.0
     41          42         Micrel, Inc.                                 1,555           1.0
     42          39         Univision Communications, Inc.               1,536           1.0
     43          65         Texas Instruments, Inc.                      1,512           0.9
     44           7         MBNA Corp.                                   1,450           0.9
     45          45         American Tower Corp.                         1,439           0.9
     46          47         Lincare Holdings, Inc.                       1,373           0.9
     47          62         Getty Images, Inc.                           1,364           0.9
     48          36         Eli Lilly & Co.                              1,352           0.8
     49          40         Solectron Corp.                              1,318           0.8
     50          57         Human Genome Sciences, Inc.                  1,295           0.8

                                       MAJOR STOCK CHANGES IN THE SECOND QUARTER
--------------------------------------------------------------------------------

The following are the major ($500,000 or more) stock changes--both purchases and sales--that were made in the Fund's portfolio during the second quarter of 2001.

                                                                  SHARES AS
SECURITY NAME                                PURCHASES (SALES)    OF 6/30/01
PURCHASES
AT&T Corp. - Liberty Media Corp.                  40,000            40,000
Catalina Marketing Corp.                          37,800           106,240
The Children's Place Retail Stores, Inc.          25,500            70,240
Clear Channel Communications, Inc.                23,000            36,600
i2 Technologies, Inc.                             40,000            40,000
National Instruments Corp.                        19,200            54,870
Omnicom Group, Inc.                               12,500            12,500
Telephone and Data Systems, Inc.                   5,785            16,515
Texas Instruments, Inc.                           25,850            48,000

SALES
Acxiom Corp.                                     (60,900)                0
MBNA Corp.                                       (40,749)           44,001
MiniMed, Inc.                                    (31,400)           13,870
NOVA Corp.                                       (35,390)                0
Pharmacia Corp.                                  (26,180)                0
Price Communications Corp.                       (31,467)                0
Proxicom, Inc.                                  (101,020)                0
Staples, Inc.                                   (114,750)                0
The Talbots, Inc.                                (15,800)                0

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------


[PHOTO OF MATTHEW A. WEATHERBIE]   [PHOTO OF DOUGLAS S. FOREMAN]   [PHOTO OF JOHN F. JOSTRAND]

MATTHEW A. WEATHERBIE              DOUGLAS S. FOREMAN              JOHN F. JOSTRAND
M. A. WEATHERBIE & CO., INC.       TCW INVESTMENT                  WILLIAM BLAIR & COMPANY, L.L.C.
(Small-capitalization growth)      MANAGEMENT COMPANY              (Large-capitalization growth)
                                   (Mid-capitalization growth)

MID-YEAR ANALYSIS AND ASSESSMENT

Halfway through the year, the Fund's three portfolio managers look at where we've been and what they're doing to stay ahead in a challenging and changing market

LIBERTY ALL-STAR GROWTH FUND'S THREE PORTFOLIO MANAGERS RECENTLY ANSWERED QUESTIONS ABOUT THEIR VIEW OF EQUITY MARKETS YEAR-TO-DATE, THE FACTORS THEY'RE WATCHING FOR IN THE FUTURE AND WHAT THEY'RE DOING TO MANAGE THROUGH A CHALLENGING AND EVER-CHANGING MARKET ENVIRONMENT. THE FUND MANAGER, LIBERTY ASSET MANAGEMENT COMPANY, SERVES AS MODERATOR FOR THE DISCUSSION. THE PARTICIPANTS IN THE ROUNDTABLE ARE:

M. A. WEATHERBIE & CO., INC.

PORTFOLIO MANAGER/Matthew A. Weatherbie, President and Founder

INVESTMENT STYLE/Small-Cap Growth - M.A. Weatherbie practices a small capitalization growth investment style focusing on high quality companies that demonstrate superior earnings growth prospects, yet are reasonably priced relative to their intrinsic value. The firm seeks to provide superior returns relative to small capitalization growth indices over a full market cycle.

TCW INVESTMENT MANAGEMENT COMPANY

PORTFOLIO MANAGER/Douglas S. Foreman, Chief Investment Officer U.S. Equities

INVESTMENT STYLE/Mid-Cap Growth - TCW seeks capital appreciation through investment in the securities of rapidly growing companies whose business prospects, in TCW's view, are not properly perceived by consensus research.

WILLIAM BLAIR & COMPANY, L.L.C.

PORTFOLIO MANAGER/John F. Jostrand, Principal

INVESTMENT STYLE/Large-Cap Growth - William Blair emphasizes disciplined, fundamental research to identify quality growth companies with the ability to sustain their growth over long time periods. At the core of the firm is a group of analysts, who perform research aimed at identifying companies that have the opportunity to grow in a sustainable fashion for extended periods of time.

MANAGER ROUNDTABLE
--------------------------------------------------------------------------------

THE VIEWS EXPRESSED IN THIS INTERVIEW REPRESENT THE PORTFOLIO MANAGERS' POSITIONS AT THE TIME OF THE DISCUSSION (JULY 2001) AND ARE SUBJECT TO CHANGE.

LAMCO: Coming out of a poor first quarter, the equity markets got off to a hopeful start in April. However, since that time market indices are flat to slightly down. Now, at mid-year, what's your assessment of the markets' action year-to-date.and what about your own area of focus for Liberty All-Star Growth Fund? Let's proceed by capitalization focus, starting with the small caps, Matt Weatherbie.

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): My view is that the bear market that began for the broad market last August probably ended in April of this year. Historically, the type of aggressive easing that the Federal Reserve has engaged in so far in 2001 has engendered a stock market recovery. Even though the market environment is somewhat different this time, it's always a little different. I see no reason why the market won't go higher in anticipation of stronger economic growth by the fourth quarter.

As to small-cap growth, I am optimistic. Our companies have shown a better ability to preserve profitability in the current profits recession that is impacting U.S. businesses and they have much stronger longer-term growth prospects. Yet, collectively they sell at about the same price-to-earnings ratio as the S&P 500 companies.

LAMCO: Thanks, Matt. How about the mid-cap point of view, Doug Foreman?

FOREMAN (TCW - MID-CAP GROWTH): The second quarter saw a sharp recovery in the portfolio, as the unsustainably low valuations of the first quarter improved. While it is not yet certain that this severe business slowdown will spread to the consumer and meet the technical definition of a recession, the last three quarters have been extremely difficult for corporate profits in general and the technology industry in particular. As poor as reported first quarter corporate profits were, however, they were not as bad as valuations at the end of March anticipated. The market was discounting a worst-case scenario that has not materialized. Our second quarter performance adds to our confidence that we have invested in the type of mid-cap growth companies that will lead the way when the economy and equity markets recover. Overall, we believe the worst is finally behind us for medium-sized growth companies. Only time will tell, but we believe the second quarter of 2001 will mark the bottom in the Nasdaq Composite and that businesses will gradually recover over the next one to two years.


[SIDENOTE]

"WE BELIEVE TECHNOLOGY FORMED A BOTTOM IN THE SECOND QUARTER OF 2001 ... [SETTING] THE STAGE FOR POTENTIAL POSITIVE EARNINGS SURPRISE INTO LATE 2001 AND EARLY 2002, WHEN DEMAND FOR TECHNOLOGY PRODUCTS SHOULD BEGIN TO IMPROVE."

Doug Foreman
TCW (MID-CAP GROWTH)

LAMCO: We'll round out our first question by asking John Jostrand about the large cap perspective.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): The market is adjusting to three factors - a technology recession, the valuation support of lower interest rates and a psychological reversion to realistic long-term earnings growth rates. These multiple adjustments will continue to cause the "fits and starts" to persist through year-end.

The adjustment to long-term growth rate expectations is concentrated in our area, the large cap growth stocks. As a result, this area of the market has performed less well. Let me provide both broad and narrow reference points. The long-term expected growth rate for the Russell Top 200 Growth Index, a universe of the 200 largest cap growth stocks, rose from 16 percent to 26 percent between 1996 and 2000. It is now down to 23 percent and falling. More narrowly, the expected long-term growth rate of the 30 largest companies in this group has declined from 20 percent at year-end 2000 to 17 percent as of June 30, 2001. The latter number should settle at a more reasonable level of 14 percent by the end of this year. Large caps should perform well from there.

LAMCO: Some investors feel that technology, including telecom, is going to lag not just for months, but for years. What's your own view? John Jostrand, we'll stay with you.

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): "Years" is too long, and the wrong perspective. It is not time that matters, but intensity. The tech sector is going through a radical readjustment, via bankruptcies and liquidations, that is swift and abrupt. This is in contrast to the hard asset industry restructurings, such as oil from 1982 until 1987, retail leveraged buy-outs from 1988 to 1991 and real estate from 1990 to 1995. That's because the assets are virtual, with little or no residual value. We believe that there will be a few winners and many losers. However, the purging of competitive ranks will allow the survivors to show very good profitability and growth beginning in 2002.

LAMCO: Doug Foreman, what's the perspective at TCW?

FOREMAN (TCW - MID-CAP GROWTH): We believe technology formed a bottom in the second quarter of 2001. Headcounts and inventories at many technology companies have been reduced in line with lower levels of demand. This will set the stage for potential positive earnings surprises into late 2001 and early 2002, when demand for technology products should begin to improve.

LAMCO: Matt Weatherbie, what are your views on long-term growth prospects?

[SIDENOTE]

"EARNINGS REACCELERATION SHOULD TURN THE MARKET AROUND, AND THE INTEREST RATE ENVIRONMENT IS THE CATALYST THAT SHOULD MAKE IT HAPPEN."

John Jostrand,
WILLIAM BLAIR (LARGE-CAP GROWTH)

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): I agree that technology as a category is unlikely to be a leadership group in the new bull market because there is still a lot of excess capacity in many tech sectors and investors have been badly burned. However, a handful of select tech companies with proven business models, strong profitability, good growth prospects and capable managements will flourish.

LAMCO: As a growth investor, where are you looking for growth at the current time? Thoughts, Doug Foreman?

FOREMAN (TCW - MID-CAP GROWTH): We continue to be heavily invested in quality names in the technology, health care, services, media and specialty retail areas.

LAMCO: John Jostrand, where is William Blair's focus?

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): We believe we have found a good opportunity in the media sector. We made purchases in cable programming (Liberty Media), radio (Clear Channel) and advertising agencies (Omnicom) during the past quarter. For example, Clear Channel had fallen 40 percent from its highs 15 months ago amid the disappearance of dot.com and political advertising. The radio industry is going through its first major decline in revenue growth in 10 years. Our analysis leads us to believe that the consolidation wave begun by industry deregulation five years ago is entering a period of organic growth driven by clustering and bundling marketing strategies. Major media companies such as Clear Channel have begun to offer advertisers efficient media buys across major demographic sectors and geographic regions through the ownership of multiple programming formats. This is likely to increase the reach and appeal of radio. As this unfolds, we expect industry wide revenue growth to reaccelerate by the end of the summer and throughout the following 12 months.

LAMCO: Matt Weatherbie, your thoughts?

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): We continue to search for great growth companies in the same six growth sectors of the economy that we have traditionally focused on. These sectors are consumer, media and communications, health care, information services, diversified business services, and technology. We look to invest one stock at a time.

LAMCO: What do you feel is a positive indicator for the outlook going forward, or what is the catalyst that needs to occur to turn markets up again? John Jostrand, what's your perspective?

[SIDENOTE]

"HISTORICALLY, THE TYPE OF AGGRESSIVE EASING THAT THE FEDERAL RESERVE HAS ENGAGED IN SO FAR IN 2001 HAS ENGENDERED A STOCK MARKET RECOVERY."

Matt Weatherbie,
M. A. WEATHERBIE (SMALL-CAP GROWTH)

JOSTRAND (WILLIAM BLAIR - LARGE-CAP GROWTH): Earnings reacceleration should turn the market around, and the interest rate environment is the catalyst that should make it happen. As stated earlier, some growth rates for 2002 and the long term in general are still too high, but that is a short-term issue. An important, but subtle positive is that the bulk of the difficulties were financed outside the commercial banks - in the public debt and equity markets. This is important because the banking system is leveraged, and if bankruptcies had a significant impact on bank loan losses and reserves, the profit and technology recession could have been much broader and longer lasting.

LAMCO: What are you looking for to give investors a boost, Matt Weatherbie?

WEATHERBIE (M. A. WEATHERBIE - SMALL-CAP GROWTH): The Fed's aggressive easing is a significant positive factor. On 12 of 13 prior occasions over the past 80 years when the Fed has cut short-term interest rates in rapid sequence, as it has in 2001, the market has gained an average of 25 percent over the ensuing 12 months. Other positive indicators are the recent improvement in consumer confidence and the stabilization and slight improvement in the depressed manufacturing sector.

LAMCO: Doug Foreman, Let's close with you. What are you focused on going forward?

FOREMAN (TCW - MID-CAP GROWTH): One of the best indicators of future economic activity has been the shape of the Treasury yield curve. Recently, the yield curve has become more positively shaped, suggesting the economy should stabilize if not pick up over the next 12 to18 months.

     It is arguable whether or not the markets have begun to discount an economic recovery. Historically, the equity markets have bottomed roughly one to three quarters before actual corporate earnings. A recovery in the market today would be consistent with the expectation that the Fed's first rate cuts in January would begin to impact the level of economic activity in late 2001. That said, it is too early to declare that the economy and markets have begun a permanent recovery. A further leg down in corporate profits would likely lead to the markets retracing some of their second quarter gains.

     Although we are heartened by the portfolio's absolute and relative performance in the second quarter, we realize we have some distance to go to recover from the difficult past 12 months. Second quarter performance adds to our confidence that the portfolio is invested in the type of mid-cap growth companies which will lead the way when the economy and equity markets recover. At the same time, the news from the economy and corporate America could remain weak or even worsen before it gets better.

LAMCO: A thank-you to all for an interesting discussion. Whatever happens, it looks as though there are interesting times ahead.

                         SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (98.9%)                                       SHARES    MARKET VALUE
BROADCASTING & CABLE (9.3%)
AT&T Corp. - Liberty Media Corp. Class A (a)                 40,000   $     699,600
Cablevision Systems Corp. Class A (a)                        19,300       1,129,050
Cablevision Systems Corp. - Rainbow Media Group (a)          11,450         295,410
Clear Channel Communications, Inc. (a)                       36,600       2,294,820
Cox Radio, Inc. Class A (a)                                  22,400         623,840
EchoStar Communications Corp. Class A (a)                    49,500       1,604,790
Hispanic Broadcasting Corp. (a)                              22,100         634,049
Mediacom Communications Corp. (a)                            46,600         822,956
Univision Communications, Inc. Class A (a)                   35,900       1,535,802
Westwood One, Inc. (a)                                      140,500       5,177,425
                                                                      -------------
                                                                         14,817,742
                                                                      -------------
BUSINESS & CONSUMER SERVICES (12.4%)
autobytel.com, Inc. (a)                                      41,910          59,093
Catalina Marketing Corp. (a)                                106,240       3,241,382
Cintas Corp.                                                 47,040       2,175,600
DiamondCluster International, Inc. (a)                       22,900         291,517
eBay, Inc. (a)                                               31,500       2,157,435
Expedia, Inc. Class A (a)                                     7,800         363,480
Getty Images, Inc. (a)                                       51,960       1,364,470
GoTo.com, Inc. (a)                                           23,900         464,855
HomeStore.com, Inc. (a)                                      17,400         608,304
i2 Technologies, Inc. (a)                                    40,000         792,000
Omnicom Group, Inc.                                          12,500       1,075,000
Paychex, Inc.                                                99,850       3,994,000
Robert Half International, Inc. (a)                          89,040       2,216,206
TMP Worldwide, Inc. (a)                                      16,760         990,684
                                                                      -------------
                                                                         19,794,026
                                                                      -------------
COMMUNICATIONS EQUIPMENT (4.2%)
American Tower Corp. Class A (a)                             69,627       1,439,190
Black Box Corp. (a)                                           4,500         303,120
Cisco Systems, Inc. (a)                                      25,000         455,000
Juniper Networks, Inc. (a)                                   28,700         892,570
Metromedia Fiber Network, Inc. Class A (a)                   55,300         112,812
Nokia Corp. (b)                                              80,000       1,763,200
ONI Systems Corp. (a)                                        12,500         348,750
Sonus Networks, Inc. (a)                                     34,800         812,928
Spectrasite Holdings, Inc. (a)                               60,100         435,124
Sycamore Networks, Inc. (a)                                  14,800         137,936
                                                                      -------------
                                                                          6,700,630
                                                                      -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                           SHARES    MARKET VALUE
COMPUTER & BUSINESS EQUIPMENT (3.0%)
Cognex Corp. (a)                                    71,115   $   2,407,243
Network Appliance, Inc. (a)                         19,400         265,780
StorageNetworks, Inc. (a)                           24,600         417,954
VERITAS Software Corp. (a)                           7,500         498,975
Zebra Technologies Corp. Class A (a)                22,220       1,091,446
                                                             -------------
                                                                 4,681,398
                                                             -------------

COMPUTER SERVICES & SOFTWARE (14.9%)
Aspen Technology, Inc. (a)                           6,130         148,346
Automatic Data Processing, Inc.                     48,900       2,430,330
BEA Systems, Inc. (a)                               17,400         534,354
Check Point Software Technologies Ltd. (a)           4,000         202,280
CheckFree Corp. (a)                                 17,100         599,697
Concord EFS, Inc. (a)                               59,625       3,101,096
E.piphany, Inc. (a)                                 27,530         279,705
Extensity, Inc. (a)                                 43,120         435,512
FreeMarkets, Inc. (a)                               22,800         456,000
Interwoven, Inc. (a)                                16,800         283,920
Liberate Technologies, Inc. (a)                     47,300         517,935
Microsoft Corp. (a)                                 26,400       1,927,200
National Instruments Corp. (a)                      54,870       1,780,531
Numerical Technologies, Inc. (a)                    21,400         449,400
Openwave Systems, Inc. (a)                          15,000         520,500
Oracle Corp. (a)                                    50,000         950,000
Packeteer, Inc. (a)                                 44,795         561,281
Rational Software Corp. (a)                         17,100         479,655
Register.com, Inc. (a)                              46,440         719,356
Retek, Inc. (a)                                     20,010         959,279
Sapient Corp. (a)                                   20,800         202,800
Siebel Systems, Inc. (a)                            61,900       2,903,110
VeriSign, Inc. (a)                                  39,900       2,394,399
webMethods, Inc. (a)                                 7,395         156,626
Yahoo!, Inc. (a)                                    39,400         787,606
                                                             -------------
                                                                23,780,918
                                                             -------------

DRUGS & HEALTH CARE (14.6%)
Abgenix, Inc. (a)                                   28,700       1,291,500
Andrx Group (a)                                     25,100       1,932,700
Baxter International, Inc.                          56,938       2,789,962
Cytyc Corp. (a)                                     28,485         656,579
Elan Corp. PLC (a)(b)                               40,800       2,488,800
Eli Lilly & Co.                                     18,275       1,352,350
Genentech, Inc. (a)                                 45,400       2,501,540

                                           See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                           SHARES    MARKET VALUE
DRUGS & HEALTH CARE (CONTINUED)
Gilead Sciences, Inc. (a)                           15,000   $     872,850
Human Genome Sciences, Inc. (a)                     21,500       1,295,375
Lincare Holdings, Inc. (a)                          45,740       1,372,657
Medtronic, Inc.                                     55,000       2,530,550
MiniMed, Inc. (a)                                   13,870         665,760
ORATEC Interventions, Inc. (a)                      37,970         351,982
PolyMedica Corp. (a)                                 7,300         295,650
QLT, Inc. (a)                                       13,700         268,246
ResMed, Inc. (a)                                    13,615         688,238
Sepracor, Inc. (a)                                  12,800         509,440
Shire Pharmaceuticals Group PLC (a)                 18,629       1,033,910
Vertex Pharmaceuticals, Inc. (a)                     8,100         400,950
                                                             -------------
                                                                23,299,039
                                                             -------------

ELECTRONICS & ELECTRICAL EQUIPMENT (11.5%)
Altera Corp. (a)                                    20,000         580,000
Applied Micro Circuits Corp. (a)                    22,700         390,440
Axcelis Technologies, Inc. (a)                      44,500         658,600
Caliper Technologies Corp. (a)                      14,500         305,225
CTS Corp.                                           11,600         237,800
Elantec Semiconductor, Inc. (a)                     10,300         348,037
Intel Corp.                                         80,200       2,345,850
Linear Technology Corp.                             36,350       1,607,397
Maxim Integrated Products, Inc. (a)                 46,800       2,069,028
Micrel, Inc. (a)                                    47,130       1,555,290
Microchip Technology, Inc. (a)                      76,505       2,620,296
Pericom Semiconductor Corp. (a)                     16,794         264,002
Solectron Corp. (a)                                 72,000       1,317,600
Texas Instruments, Inc.                             48,000       1,512,000
Xilinx, Inc. (a)                                    62,000       2,556,880
                                                             -------------
                                                                18,368,445
                                                             -------------

FINANCIAL SERVICES (6.5%)
Financial Federal Corp. (a)                         79,730       2,308,184
Instinet Group, Inc. (a)                             1,800          33,552
Investment Technology Group, Inc.                   45,155       2,270,845
Investors Financial Services Corp.                  16,820       1,126,940
MBNA Corp.                                          44,001       1,449,833
SEI Investments Co.                                  4,200         190,076
State Street Corp.                                  49,600       2,454,704
T. Rowe Price Group, Inc.                           15,700         587,023
                                                             -------------
                                                                10,421,157
                                                             -------------

See Notes to Schedule of Investments.

COMMON STOCKS (CONTINUED)                             SHARES    MARKET VALUE
FOOD, BEVERAGE & RESTAURANTS (1.9%)
Outback Steakhouse, Inc. (a)                          37,110   $   1,068,768
Whole Foods Market, Inc. (a)                          72,000       1,951,200
                                                               -------------
                                                                   3,019,968
                                                               -------------

INDUSTRIAL EQUIPMENT (1.7%)
Fastenal Co.                                          43,180       2,676,296
                                                               -------------

INSURANCE (2.0%)
American International Group, Inc.                    37,100       3,190,600
                                                               -------------

OIL & GAS (1.2%)
Pride International, Inc. (a)                         63,235       1,201,465
Tidewater, Inc.                                       19,600         738,920
                                                               -------------
                                                                   1,940,385
                                                               -------------

RETAIL TRADE (11.8%)
Amazon.com, Inc. (a)                                  24,800         350,920
Bed Bath & Beyond, Inc. (a)                          244,830       7,638,696
The Children's Place Retail Stores, Inc. (a)          70,240       1,882,432
Dollar Tree Stores, Inc. (a)                          68,335       1,902,446
Family Dollar Stores, Inc.                            98,115       2,514,688
The Home Depot, Inc.                                  70,500       3,281,775
99 Cents Only Stores (a)                              41,894       1,254,726
                                                               -------------
                                                                  18,825,683
                                                               -------------

TELECOMMUNICATIONS (3.9%)
McLeodUSA, Inc. Class A (a)                           56,900         261,171
Telephone and Data Systems, Inc.                      16,515       1,796,006
Time Warner Telecom, Inc. Class A (a)                  8,900         298,328
Vodafone Group PLC (b)                                82,500       1,843,875
Western Wireless Corp. Class A (a)                    45,315       1,948,545
                                                               -------------
                                                                   6,147,925
                                                               -------------
TOTAL COMMON STOCKS (Cost $133,206,474)                          157,664,212
                                                               -------------

                                           See Notes to Schedule of Investments.

                                                                             PAR            MARKET
SHORT-TERM INVESTMENT (2.9%)                                                VALUE           VALUE
REPURCHASE AGREEMENT (2.9%)
SBC Warburg Ltd., Repurchase Agreement dated 6/29/01,
3.95% to be repurchased at $4,601,514 on 7/02/01,
collateralized by U.S. Treasury notes with various maturities
to 2026, with a current market value of $4,680,439                     $   4,600,000    $   4,600,000
                                                                                        -------------

TOTAL INVESTMENTS (101.8%) (COST $137,806,474) (c)                                        162,264,212
                                                                                        -------------
OTHER ASSETS AND LIABILITIES, NET (-1.8%)                                                  (2,942,268)
                                                                                        -------------
NET ASSETS (100.0%)                                                                     $ 159,321,944
                                                                                        =============
NET ASSET VALUE PER SHARE (16,942,330 SHARES OUTSTANDING)                               $        9.40
                                                                                        =============

NOTES TO SCHEDULE OF INVESTMENTS:

(a)  Non-income producing security.
(b)  Represents an American Depositary Receipt.
(c)  Cost for federal income tax purposes is the same.

        Gross unrealized appreciation and depreciation of
        investments at June 30, 2001 is as follows:
           Gross unrealized appreciation                         $  49,863,899
           Gross unrealized depreciation                           (25,406,161)
                                                                 -------------
              Net unrealized appreciation                        $  24,457,738
                                                                 =============

See Notes to Financial Statements.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2001 (UNAUDITED)

ASSETS:

   Investments at market value (identified cost $137,806,474)    $   162,264,212
   Receivable for investments sold                                       296,813
   Dividends and interest receivable                                      33,738
   Cash                                                                   56,245
   Other assets                                                            5,045
                                                                 ---------------
         TOTAL ASSETS                                                162,656,053
                                                                 ---------------

LIABILITIES:

   Payable for investments purchased                                   1,339,164
   Distributions payable to shareholders                               1,610,079
   Management, administrative and bookkeeping fees payable               340,367
   Accrued expenses                                                       44,499
                                                                 ---------------
         TOTAL LIABILITIES                                             3,334,109
                                                                 ---------------
NET ASSETS                                                       $   159,321,944
                                                                 ===============



NET ASSETS REPRESENTED BY:

   Paid-in capital (authorized 60,000,000 shares at $0.10 Par;
       16,942,330 shares outstanding)                            $   153,989,896
   Overdistributed net investment income                              (4,747,330)
   Accumulated net realized loss on investments
       less distributions                                            (14,378,360)
   Net unrealized appreciation on investments                         24,457,738
                                                                 ---------------

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES
OF BENEFICIAL INTEREST ($9.40 PER SHARE)                         $   159,321,944
                                                                 ===============

                                              See Notes to Financial Statements.

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:

   Dividends                                                                        $       163,240
   Interest                                                                                  85,559
                                                                                    ---------------
      TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
        WITHHELD AT SOURCE WHICH AMOUNTED TO $3,910)                                        248,799

EXPENSES:

    Management fees                                               $       643,073
    Administrative fee                                                    160,768
    Bookkeeping fee                                                        27,908
    Custodian and transfer agent fees                                      44,345
    Proxy and shareholder communication expense                            23,530
    Printing expense                                                       36,381
    Legal and audit fees                                                   27,150
    Directors' fees and expense                                            12,308
    NYSE fees                                                              13,032
    Miscellaneous expense                                                   3,507
                                                                  ---------------
         TOTAL EXPENSES                                                                     992,002
                                                                                    ---------------
NET INVESTMENT LOSS                                                                        (743,203)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gains on investment transactions:
    Proceeds from sales                                                42,996,941
    Cost of investments sold                                           50,985,505
                                                                  ---------------

        Net realized loss on investment transactions                                     (7,988,564)

Net unrealized appreciation on investments:

    Beginning of year                                                  31,453,206
    End of period                                                      24,457,738
                                                                  ---------------
         Change in unrealized appreciation-net                                           (6,995,468)
                                                                                    ---------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   (15,727,235)
                                                                                    ===============

See Notes to Financial Statements.

FINANCIAL STATEMENTS

                                                           SIX MONTHS ENDED        YEAR ENDED
STATEMENTS OF CHANGES IN NET ASSETS                          JUNE 30, 2001        DECEMBER 31,
                                                              (UNAUDITED)             2000
OPERATIONS:

   Net investment loss                                      $      (743,203)   $    (1,533,623)

   Net realized gain (loss) on investment transactions           (7,988,564)        18,987,481

   Change in unrealized appreciation-net                         (6,995,468)       (37,426,461)
                                                            ---------------    ---------------
   Net decrease in net assets resulting from operations         (15,727,235)       (19,972,603)
                                                            ---------------    ---------------

DISTRIBUTIONS DECLARED FROM:

   Net investment income                                         (4,004,127)              --

   Paid-in capital                                                     --             (780,707)

   Net realized gains on investments                             (4,317,970)       (19,856,829)

   In excess of net realized gains on investments                      --           (1,207,593)
                                                            ---------------    ---------------
   Total distributions                                           (8,322,097)       (21,845,129)
                                                            ---------------    ---------------

CAPITAL TRANSACTIONS:

   Increase in net assets from capital share transactions         3,063,486          3,081,969
                                                            ---------------    ---------------
   Total decrease in net assets                                 (20,985,846)       (38,735,763)

NET ASSETS:

   Beginning of year                                            180,307,790        219,043,553
                                                            ---------------    ---------------
   End of period                                            $   159,321,944    $   180,307,790
                                                            ===============    ===============

                                              See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                            SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2001      ------------------------------------------------------------------
                                               (UNAUDITED)          2000          1999          1998          1997          1996
                                               ----------       ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:

Net asset value at beginning of year           $    10.86       $    13.44    $    13.03    $    12.89    $    11.27    $    10.55
                                               ----------       ----------    ----------    ----------    ----------    ----------
Income from Investment Operations:

   Net investment income (loss) (a)                 (0.05)           (0.09)        (0.05)        (0.03)        (0.02)         0.01

   Net realized and unrealized gains

        (losses) on investments                     (0.91)           (1.15)         1.83          1.73          2.88          1.86
                                               ----------       ----------    ----------    ----------    ----------    ----------
Total from Investment Operations                    (0.96)           (1.24)         1.78          1.70          2.86          1.87
                                               ----------       ----------    ----------    ----------    ----------    ----------
Less Distributions from:

   Net investment income                            (0.24)            --            --            --            --           (0.01)

   Paid-in capital                                   --              (0.05)         --           (0.83)         --            --

   Realized capital gains                           (0.26)           (1.22)        (1.23)        (0.52)        (1.24)        (1.01)

   In excess of realized capital gains               --              (0.07)         --            --            --            --
                                               ----------       ----------    ----------    ----------    ----------    ----------
Total Distributions                                 (0.50)           (1.34)        (1.23)        (1.35)        (1.24)        (1.02)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Change due to rights offering (b)                    --               --            --           (0.21)         --            --

Impact of shares issued in dividend
    reinvestment (c)                                 --               --           (0.14)         --            --           (0.13)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Total Distributions, Reinvestments
    and Rights Offering                             (0.50)           (1.34)        (1.37)        (1.56)        (1.24)        (1.15)
                                               ----------       ----------    ----------    ----------    ----------    ----------
Net asset value at end of period               $     9.40       $    10.86    $    13.44    $    13.03    $    12.89    $    11.27
                                               ==========       ==========    ==========    ==========    ==========    ==========
Market price at end of period                  $     9.59       $    9.438    $   10.813    $   11.438    $   11.938    $    9.250
                                               ==========       ==========    ==========    ==========    ==========    ==========
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS: (d)

Based on net asset value                              (8.5)%(e)       (9.1)%        15.9%         15.3%         27.3%         18.3%

Based on market price                                 7.4%(e)         (1.8)%         6.2%          9.3%         43.6%          9.3%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (millions)         $      159       $      180    $      219    $      199    $      167    $      137

RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.25%(f)         1.21%         1.20%         1.22%         1.20%         1.35%

Ratio of net investment income (loss)
   to average net assets                           (0.94)%(f)        (0.71)%       (0.37)%       (0.22)%       (0.18)%        0.06%

Portfolio turnover rate                                25%(e)           62%           71%           33%           57%           51%

(a)  Calculated using average shares outstanding during the period.

(b) Effect of Fund's rights offering for shares at a price below net asset value.

(c) Effect of payment of a portion of distributions in newly issued shares at a discount from net asset value.

(d) Calculated assuming all distributions reinvested at the actual reinvestment price and all primary rights exercised.

(e)  Not annualized.

(f)  Annualized.

See Notes to Financial Statements.

                                                             YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------
                                             1995          1994          1993          1992          1991
                                         ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year     $     9.95    $    10.54    $    10.28    $    10.40    $     9.90
                                         ----------    ----------    ----------    ----------    ----------

Income from Investment Operations:

   Net investment income                       0.31          0.23          0.18          0.29          0.44

   Net realized and unrealized gains
        (losses) on investments                1.05         (0.24)         0.56          0.03          0.71
                                         ----------    ----------    ----------    ----------    ----------
Total from Investment Operations               1.36         (0.01)         0.74          0.32          1.15
                                         ----------    ----------    ----------    ----------    ----------
Less Distributions from:

   Net investment income                      (0.31)        (0.23)        (0.18)        (0.30)        (0.44)

   Realized capital gains                     (0.45)        (0.35)        (0.30)        (0.14)        (0.21)
                                         ----------    ----------    ----------    ----------    ----------
Total Distributions                           (0.76)        (0.58)        (0.48)        (0.44)        (0.65)
                                         ----------    ----------    ----------    ----------    ----------
Net asset value at end of year           $    10.55    $     9.95    $    10.54    $    10.28    $    10.40
                                         ==========    ==========    ==========    ==========    ==========
Market price at end of year              $    9.375    $    8.500    $   10.250    $   10.000    $   10.000
                                         ==========    ==========    ==========    ==========    ==========
TOTAL INVESTMENT RETURN FOR
SHAREHOLDERS: (a)

Based on net asset value                       14.6%          0.5%          7.2%          3.2%         11.9%

Based on market price                          19.3%        (11.7)%         7.2%          4.4%          3.9%

RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of year (millions)     $      120    $      113    $      125    $      123    $      125

Ratio of expenses to average net assets        1.42%         1.51%         1.35%         1.33%         1.31%

Ratio of net investment income to
   average net assets                          2.87%         2.12%         1.71%         2.80%         4.17%

Portfolio turnover rate                          82%           50%           47%           19%           25%

(a) Calculated assuming all distributions reinvested at the actual reinvestment price.

                                              See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Growth Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company and commenced operations on March 14, 1986. The Fund's investment objective is to seek long term capital appreciation. The Fund is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the mean of the closing bid and asked quotations on that date. Over-the-counter securities not quoted on the NASDAQ system are valued at the most recent bid prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Directors. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER - Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. FEES PAID TO AFFILIATES

Under the Fund's Management and Portfolio Management Agreements, the Fund pays the Manager a management fee for its investment management services at an annual rate of 0.80% of the Fund's average weekly net assets. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net assets of the investment portfolio managed by it. The Fund also pays the Manager a fee for its administrative services at an annual rate of 0.20% of the Fund's average weekly net assets. The annual fund management and administrative fees are reduced to 0.72% and 0.18%, respectively, on average weekly net assets in excess of $300 million. The aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of the Fund's average weekly net assets in excess of $300 million. Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $30,000 per year plus 0.0233% of the Fund's average weekly net assets over $50 million.

NOTE 3. CAPITAL TRANSACTIONS

During the six months ended June 30, 2001 and the year ended December 31, 2000, distributions in the amount of $3,063,486 and $3,081,969, respectively, were paid in newly issued shares valued at the lesser of market value or net asset value, but not less than 95% of market value, resulting in the issuance of 335,591 and 304,392 shares, respectively.

NOTE 4. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the six months ended June 30, 2001 were $39,940,333 and $42,996,941, respectively.

     The Fund may enter into repurchase agreements and require the seller of the instrument to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

The Fund currently has a policy of paying distributions on its common shares totaling approximately 10% of its net asset value per year, payable in four quarterly distributions of 2.5% of the Fund's net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date.

     Distributions to shareholders are recorded on the ex-dividend date. The characterization of income and capital gain distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications are excluded from the per share amount in the Financial Highlights.

                                             2001 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

Liberty All-Star Growth Fund, Inc.'s 2001 Annual Meeting of Shareholders was held on April 18, 2001. At the meeting Mr. Richard W. Lowry was reelected as Director of the class whose term expires with the Annual Meeting in 2004, and Mr. Joseph R. Palombo was elected for the first time as Director of the class whose term expires with the Annual Meeting in 2004. Messrs. Robert J. Birnbaum, James E. Grinnell, William E. Mayer and John J. Neuhauser continue in office as Directors.

     In addition, shareholders approved the Fund's new Portfolio Management Agreement with TCW Investment Management Company and ratified the Board of Directors' selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the year ending December 31, 2001. The number of votes cast for and against and the number of abstentions on these matters were as follows:

1.   APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT
     WITH TCW INVESTMENT MANAGEMENT COMPANY.

     FOR:      13,445,341
     AGAINST:     181,448
     ABSTAIN:     144,015

2.   RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
     AS INDEPENDENT ACCOUNTANTS FOR 2001.

     FOR:      13,593,368
     AGAINST:      77,819
     ABSTAIN:      99,619

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

Each registered shareholder of the Fund will automatically be a participant in the Fund's Automatic Dividend Reinvestment and Cash Purchase Plan unless the shareholder specifically elects otherwise by writing to the Plan Agent, EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or by calling 1-800-LIB-FUND (1-800-542-3863).

     If your shares are held for you by a broker, bank or other nominee, you should contact the institution holding your shares as to whether you wish to participate, or not participate, in the Plan. Participants in the Plan have their dividends automatically reinvested in additional shares of the Fund. Since 1996-- the first full year that Liberty Asset Management Company assumed complete management responsibilities for the Fund--participating shareholders have been rewarded as a result of the consistent reinvestment of dividends. Each share of the Fund owned by shareholders, who have participated in the Dividend Reinvestment Program since 1996, would have grown to 1.845 shares as of June 30, 2001, with a total net asset value of $17.34. Participants are kept apprised of the status of their account through quarterly statements.

                                                                           NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

[ALLSTAR GROWTH FUND(SM) LOGO]


FUND MANAGER

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
617-722-6036
www.all-starfunds.com


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110


CUSTODIAN

The Chase Manhattan Bank
270 Park Avenue
New York, New York 10017-2070


INVESTOR ASSISTANCE,
TRANSFER & DIVIDEND
DISBURSING AGENT & REGISTRAR

EquiServe Trust Company, N.A.
P.O. Box 43011, Providence, Rhode Island 02940-3011
1-800-LIB-FUND (1-800-542-3863)
www.equiserve.com


LEGAL COUNSEL

Bingham Dana LLP
150 Federal Street
Boston, Massachusetts 02110


DIRECTORS

Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
William E. Mayer
Dr. John J. Neuhauser*
Joseph R. Palombo


OFFICERS

Joseph R. Palombo, Chairman of the Board of Directors
William R. Parmentier, Jr., President and Chief Executive Officer
Kevin M. Carome, Executive Vice President
Christopher S. Carabell, Vice President
Mark T. Haley, Vice President
J. Kevin Connaughton, Treasurer
William J. Ballou, Secretary

* Member of the audit committee.


[ASG LISTED NYSE LOGO]

  ASG
 LISTED
  NYSE

[ALL-STAR GROWTH FUND(SM) LOGO]

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214


[ASG LISTED NYSE LOGO]
ASG LISTED NYSE

[CLOSED-END FUND ASSOCIATION, INC. LOGO]
A MEMBER OF THE
CLOSED-END
FUND
ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM